SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 9, 2000




                                  MERISEL, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                            0-17156                  95-4172359
(State or other jurisdiction of      (Commission File          (I.R.S Employer
incorporation or organization)          Number)              Identification No.)


200 Continental Boulevard, El Segundo, California                90245-0948
  (Address of principal executive offices)                       (Zip Code)






         Registrants telephone number, including area code (310) 615-3080

Item 5.           OTHER EVENTS

Pursuant to a Stock Subscription Agreement between Merisel, Inc. (the Company) and Phoenix Acquisition Company II, L.L.C (Phoenix), on June 9, 2000 the Company issued and sold 150,000 shares of convertible preferred stock to Phoenix for $15,000,000. Phoenix holds 50,000,000 shares (approximately 62%) of the Companys issued and outstanding common stock.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

99.1 Stock Subscription Agreement by and between Merisel, Inc. and Phoenix Acquisition Company II, L.L.C. dated as of June 2, 2000.

99.2 Certificate ofDesignation of Convertible Preferred Stock of Merisel, Inc.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   MERISEL, INC

Date:    June 20, 2000                             By: /s/ KAREN A. TALLMAN
                                                        Karen A. Tallman
                                                        Vice President
                                                        and General Counsel